UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

 Filed by a Party other than the Registrant  ☐

 Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ITEX Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the ITEX Corporation 2007 Annual Meeting of Stockholders to be Held on December 14, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

We will hold the 2007 annual meeting of stockholders of ITEX Corporation at our corporate offices located at 3326 - 160th Ave SE, Suite 100, Bellevue, WA 98008, on Friday, December 14, 2007, beginning at 10:00 a.m. local time, for the following purposes:

1.  To elect directors;

2.  To transact such other business as may properly come before the meeting.

The Board recommends a vote FOR each of the nominees for director and granting discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on October 29, 2007, are entitled to notice of and to vote at the meeting or any postponement or adjournment.

This year we are furnishing proxy materials to our stockholders over the Internet. Follow the instructions below to view and obtain your materials and vote online.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials includes notice of meeting, proxy statement, proxy card and annual report. Our proxy statement, annual report and other proxy materials are available at:

How to View Proxy Materials and Vote:

If you have access to the Internet, you can complete the process in a few steps:
●	Go to www.itex.com/ir/annualmeeting
●	Click on the proxy materials you wish to view or download
●
You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have the control numbers on this notice available when you access the website. Follow the instructions on the screen for registered owners to log in to the OTR secure website to vote.

●	At the Account Sign On screen, type in your account number and personalized pin number
●	Select VOTE PROXY from the account menu
●	Enter your sequence number to Vote. You can also request hardcopies of shareholder material or enroll to receive electronic delivery of the annual material.

How to Obtain a Paper Copy of the Proxy Materials:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 3, 2007 to facilitate timely delivery. Please have the control number on this notice available when you request a copy.

You can order a copy of the proxy materials in one of three ways:

• Telephone - Call free of charge at 1-877-712-7725.

• Internet - Go to www.itex.com/ir/annualmeeting and click on the “Order Hardcopy” button.

• Email - Send an email message to OTR@transfer.com with “Proxy Materials Order” in the subject field and include your registered holder name, address and control number.

How to Vote in Person:

€
If you are a stockholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. Proxy materials will be available and we will give you a ballot when you arrive.

Directions to attend the meeting can be found on our website, www.itex.com/ir/annualmeeting.

CONTROL NUMBERS

ê

Ms. Jane Shareholder 321 Proxy Ave. YourCity, WA 98200
Account # 12-123 Pin # 1234 Sequence # 45-678	ç	You may vote your proxy when you view the materials on the Internet. You will be asked to enter these account validation numbers.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 12/14/07.

The following materials are available for view:

Notice of Proxy Statement / 10K Wrap

To view this material, have the 12-digit Control #'(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 12/3/07.

To request material: **Internet:** www.investorEconnect.com **Telephone:** 1-800-579-1639 ****Email:** sendmaterial@investorEconnect.com

If requesting material by e-mail please send a blank e-mail with the **12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BROADRIDGE

51 MERCEDES WAY
EDGEWOOD NY 11717

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

15 12 1 OF 2

ITEX CORPORATION

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote *now* by Internet, go to **WWW.PROXYVOTE.COM.**
Please refer to the proposals and follow the instructions.

BARCODE

B1ITX1

P99999-010
12
15
\# OF #

PAGE A (OF DUPLEX A/B)

Meeting Type:	Annual
Meeting Date:	12/14/07
Meeting Time:	10:00 AM
For holders as of:	10/29/07

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label **Control Number** or → [in the box next to the arrow]

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

B1ITX2

P99999-010
12
15
\# OF \#

PAGE B (OF DUPLEX A/B)

Voting items

The Board of Directors recommends a vote FOR each of Proposals 1 and 2.

1. ELECTION OF DIRECTORS

   Nominees:

   01) Steven White
   02) John Wade
   03) Eric Best

2. To act upon any other matters as may properly come before the annual meeting or any adjournments or postponements thereof

B A R C O D E

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
OF

B1ITX3

PAGE C (OF DUPLEX C/D)

0 2 0 0 0 0 0 0 0 0 0 0	9 9 9 9 9 9 9 9 9 9 9 9

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE
THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT
VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE
RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE
OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR
TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR
BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED
AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING
TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,
WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL
NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR
INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR
INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

B1ITX4
P99999-010
12
15
# OF #

PAGE D (OF DUPLEX C/D)